MUTUAL FUND SERIES TRUST

4221 North 203rd Street, Suite 100
Elkhorn, Nebraska 68022

Catalyst Systematic Alpha Fund Class A: ATRAX Class C: ATRCX Class I: ATRFX
Catalyst/Warrington Strategic Program Fund Class A: CWXAX Class C: CWXCX Class I: CWXIX
Catalyst Buffered Shield Fund Class A: SHIEX Class C: SHINX Class I: SHIIX
Catalyst/Millburn Hedge Strategy Fund Class A: MBXAX Class C: MBXCX Class C-1: MBXFX Class I: MBXIX
Catalyst Nasdaq-100 Hedged Equity Fund Class A: CLPAX Class C: CLPCX Class I: CLPFX
Catalyst/Aspect Enhanced Multi-Asset Fund Class A: CASAX Class C: CASCX Class I: CASIX

(collectively, the “Funds”)

March 13, 2025

This information supplements certain information contained in the

Funds’ Statement of Additional Information (the “SAI”) dated November 1, 2024, as supplemented December 4, 2024.

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The following information is added to the section of the Funds’ SAI entitled “ADDITIONAL INFORMATION ABOUT INVESTMENTS AND RISKS”:

Swap Agreements.  The Funds may enter into swap agreements.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular, predetermined investments or instruments.  The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  Payments may be made at the conclusion of a swap agreement or periodically during its term.  Swap agreements do not involve the delivery of securities or other underlying assets.  Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Fund’s illiquid investment limitations.  The use of swaps

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is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

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You should read this Supplement in conjunction with the current Prospectus, Summary Prospectus and the Statement of Additional Information for the Funds, each dated November 1, 2024, as supplemented, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-866-447-4228 or by writing to Catalyst Funds, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Dr, Suite 450, Cincinnati, OH 45246.

Please retain this Supplement for future reference.